LIABILITY MEASURED AT FAIR VALUE	12 Months Ended
Dec. 31, 2025
Liability Measured At Fair Value
LIABILITY MEASURED AT FAIR VALUE

14       LIABILITY MEASURED AT FAIR VALUE

At December 19, 2023, the Company, through its subsidiary, Borborema, entered in a Net Smelter Return Royalty Agreement (the “NSR Royalty”) for $21,000 with Gold Royalty Corp (“Grantor”).

The key elements of the agreement are:

a)	Royalty payments: 2% of net smelter returns after commercial production on the first 725,000 ounces produced (“stepdown royalty threshold”);
b)	Stepdown royalty: Upon the aggregate of 725,000 ounces of royalty-generating gold being produced, the royalty shall be reduced to 0.5% of the net smelter returns for the remainder of the term of the royalty agreement;
c)	Grantor’s buyback option: After the stepdown royalty threshold is met, the Grantor has the right to buy back the stepdown royalty at a price of $2,500 that may be exercised at any time following the date on which the earlier of an aggregate of 2,250,000 ounces of royalty-generating gold having been produced or January 1, 2050;

d)	Pre-production payment: The Grantor shall make pre-production payment to the holder of the royalty by delivery of 250 ounces (1,000 ounces per year) of refined gold on the last day of each calendar quarter until the earlier of the commercial production date and the tenth (10th) year anniversary date of the royalty agreement; and
e)	Environmental, Social and Governance (“ESG”) payment: The holders of the royalty should pay the Grantor up to $30 United States Dollars per each gold equivalent ounce of product and such payment shall be satisfied by Borborema as a rebate against ESG related costs. This payment shall be in the maximum aggregate amount of $300 United States Dollars over the term of the Royalty agreement.

This agreement is being accounted at fair value through profit or loss. As the agreement contains more than one embedded derivative (items c and d above), it has been designated at fair value through profit or loss on initial recognition and as such the embedded conversion feature is not separated. The component of fair value changes relating to the Company’s own credit risk is recognized in other comprehensive income. Amounts recorded in OCI related to credit risk are not subject to recycling in profit or loss and will be transferred to retained earnings when realized. Fair value changes relating to market risk are recognized in profit or loss.

For the year ended December 31, 2025, and 2024 the variation in the liability fair value was a loss of ($12,716) and a gain of $719 respectively, recorded in the financial result (note 24). The total outstanding balance as of December 31, 2025 is $26,834 ($17,749 as of December 31, 2024).